McKee Nelson LLP

5 Times Square, 35th Floor

New York, New York 10036

917-777-4322

September 10, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Greenwich Capital Acceptance, Inc.

HarborView Mortgage Loan Trust 2004-6,

Mortgage Pass-Through Certificates, Series 2004-6

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Greenwich Capital Acceptance, Inc. and HarborView Mortgage Loan Trust 2004-6 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4337.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Hays Ellisen

Hays Ellisen

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 10, 2004

Greenwich Capital Acceptance, Inc.

HarborView Mortgage Loan Trust 2004-6

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-111379-01	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of July 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by HarborView Mortgage Loan Trust 2004-6 of Mortgage Pass-Through Certificates, Series 2004-6.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE CORP.

By:

/s/ Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Vice President

Dated:  September 10, 2004

EXHIBIT 4.1